Exhibit 99.1

Helix Energy Solutions Group Dynamically Positioned August 2012

* Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of financial items; projections of contracting services activity; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of properties or wells; projections of utilization; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments; and any statements of assumptions underlying any of the foregoing. These statements involve certain assumptions we made based on our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are reasonable and appropriate under the circumstances. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; employee management issues; local, national and worldwide economic conditions; uncertainties inherent in the exploration for and development of oil and gas and in estimating reserves; complexities of global political and economic developments; geologic risks, volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including the Company’s most recently filed Annual Report on Form 10-K and in the Company’s other filings with the SEC. Free copies of the reports can be found at the SEC’s website, www.SEC.gov. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws. References to quantities of oil or gas include amounts we believe will ultimately be produced, and may include “proved reserves” and quantities of oil or gas that are not yet classified as “proved reserves” under SEC definitions. Statements of oil and gas reserves are estimates based on assumptions and may be imprecise. Investors are urged to consider closely the disclosure regarding reserves in our most recently filed Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.

* Who We Are Helix is a specialty deepwater service provider to the offshore energy industry, focused on expanding our dynamically positioned fleet and growing our subsea infrastructure services in Well Intervention and Robotics. We utilize free cash flow from our Oil and Gas business to support expansion in the Well Intervention and Robotics business units.

Contracting Services Provider Strategic Areas of Focus Well Intervention: Entering a wellbore to initiate, enhance or restore production as part of the well’s natural life cycle Robotics: Providing remotely operated vehicles (ROVs) to perform deepwater service tasks beyond the reach of dive crews Why focus on these disciplines? Strong current demand with projected sustained growth Significant barriers to entry Capital-intensive at the top end of the market, for both vessels and skilled crews Mastery of full range of services necessary to add value Strong track record critical to earning customer trust * Trenching ROV preparing for deployment Helix Light Well Intervention (LWI) vessels – Well Enhancer and Seawell

* WELL INTERVENTION Dynamically Positioned for Growth

Well Intervention Overview Well intervention involves entering a wellbore in order to initiate, maximize or abandon production across the life of a well. *

Well Intervention Assets * Helix 534 Skandi Constructor Q-Plus Well Enhancer Q4000 Seawell

What Sets Helix Apart in Well Intervention The Helix fleet pioneered modern deepwater well intervention techniques MSV Seawell, the industry’s first dedicated monohull light well intervention vessel MODU Q4000, the industry’s first semi-submersible vessel dedicated to riser-deployed well intervention MSV Well Enhancer, the industry’s first LWI monohull to deploy coiled tubing for well intervention Subsea Intervention Lubricators (SILs) make intervention possible for a broad range of applications, including connecting to the Macondo well in 2010 Only intervention company with expertise in all intervention asset categories A significant track record of global intervention successes Primary operations in the U.S. Gulf of Mexico, North Sea, and Southeast Asia Further growth potential in emerging global markets, including West Africa, Asia Pacific, and Brazil *

* ROBOTICS Expanding the Fleet to Meet Growing Demand

Robotics Overview Helix provides ROVs and crews to perform subsea tasks, including: Umbilical and flowline trenching services Geotechnical coring Comprehensive workclass ROV services Dynamically positioned ROV support vessels Tooling and intervention services Technical manpower and project management services As drilling operations move into deeper waters, more powerful, specialized ROVs will be required to perform subsea tasks * State-of-the-art ROVs entering Robotics fleet in 2012

Robotics Assets 45 Work-class ROVs – the backbone of the fleet, capable of performing a broad array of subsea construction and well intervention tasks 4 Trenching ROVs – key to pipeline installation in heavily-trafficked waters 2 Coring ROVs (ROVDrills) – provide seabed composition intelligence for subsea construction and subsea mining operations 4 Chartered vessels – multifunctional dynamically positioned support vessels used to deploy assets and services; spot vessels utilized as the market demands * Triton XLS Work-class ROV iTrencher Seabed Trenching ROV ROVDrill Seabed Coring ROV

What Sets Helix Apart in Robotics Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirments A fleet of advanced vehicles, including several units custom-built to our specifications The industry leader in subsea trenching and coring capabilities Provide trenching, cable burial and ROV support for offshore wind farm development Current focus on export lines (field to shore) Future opportunities in-field (inter-array cable installation) * Deep Cygnus performing trenching and cable burial operations at the Greater Gabbard Offshore Wind Farm in the North Sea

Future Robotics Growth Additional work-class ROVs for current and emerging markets Newbuild charter vessels optimized for renewable energy markets, as well as oil and gas markets (3) Grand Canyon vessels to enter fleet over the next 2 years Trenching ROVs for burial operations worldwide ROVDrill seabed coring units for energy and mining industries * T1200 trencher being deployed Grand Canyon under construction in Norway

* SUBSEA CONSTRUCTION

DP S-Lay Vessel Caesar Caesar’s onboard pipe welding and testing capability allows the vessel to lay virtually unlimited lengths of pipe up to 30” in diameter. DP Reel Lay Vessel Express Dual-reel pipelay and subsea construction vessel has an extensive track record of field installation projects around the world. Ingleside Spoolbase Facilities Helix’s full-service shore base facility was designed to fabricate various subsea equipment, and serve as home port for the Helix fleet of vessels. Subsea Construction Assets *

* PRODUCTION FACILITIES

* Independence Hub Semi (20%) Location: Mississippi Canyon 920 Depth: 8,000 ft. Production capacity: 1 BCFD Marco Polo TLP (50%) Location: Green Canyon 608 Depth: 4,300 ft. Production capacity: 120,000 BOPD 300 MMCFD Helix Producer I FPU Location: Helix’s Phoenix field (GC 237) Production capacity: 45,000 BOPD 55,000 BLPD 80 MMCFD A component of the well containment system, along with the Q4000 Production Facilities Helix Producer I preparing to re-enter service following Macondo well containment response

* OIL & GAS Gulf of Mexico Oil and Gas Producer

Oil & Gas Business * Our proven ability to exploit reserves in a cost-effective manner leads us to believe there is additional potential in our existing asset base Current oil & gas assets are expected to generate substantial free cash flow over the next 5 years, helping fund planned contracting services growth Open to the monetization of our oil & gas assets in order to accelerate growth in our contracting services offerings (1) 38,860 MBOE total estimated proved reserves at 12/31/2011; Q3 2012 avg. production of 17.5 Mboe/d through July 22 Proven Exploratory EC 346 HI A-557 ST 63/86 SM 130 SP 86 Gunnison Bushwood Phoenix

Helix is Not a Traditional E&P Company * Traditional E&P Company Strategy Helix E&P Strategy Significant finding costs / lease sales Acquired interests in established fields and basins Significant exploration costs and risk Exploitation / well intervention Use of Helix service assets for value creation Significant development costs Free cash flow focus Reserve replacement driven Opportunistic only Growth is a driver Will sell down to minimize risk or accelerate cash flow Helix’s oil and gas production generates cash flow in support of its deepwater contracting services business; our focus is not on replacing reserves or adding to our E&P portfolio.

* Convertible Notes Term Loans / Revolver Senior Unsecured Notes MARAD Debt BALANCE SHEET METRICS / 2012 OUTLOOK *

* Liquidity of approximately $1.1 billion at 6/30/2012 Liquidity, as we define it, is equal to cash and cash equivalents ($650 million), plus available capacity under our revolving credit facility ($454 million). ($ amounts in millions) Debt and Liquidity Profile

Total funded debt of $1.2 billion at end of Q2 2012 consisting of: $358 million Convertible Notes – 3.25%(A) ($321 million net of unamortized debt discount) $377 million Term Loans – LIBOR + 3.25% on $278 million, and LIBOR + 2.75% on $99 million $100 million Revolver borrowings – LIBOR + 2.75% $454 million of availability (including ~$46 million of LC’s in place as of Q2 2012) $275 million Senior Unsecured Notes - 9.5% $108 million MARAD Debt – 4.93% * Convertible Notes Term Loans / Revolver Senior Unsecured Notes MARAD Debt (A) $158 million stated maturity 2025. First put / call date in December 2012. (A) $200 million stated maturity 2032. First put / call date in March 2018. Debt Maturity Profile

Financial Outlook * Broad Metrics 2012 Outlook (revised) 2012 Outlook (original) 2011 Actual Oil and Gas Production 7.0 MMBoe 7.5 MMBoe 8.7 MMBoe EBITDAX >$600 million ~$600 million $669 million CAPEX ~$635 million ~$445 million $229 million Commodity Price Deck Commodity Price Deck 2012 Outlook (revised) 2012 Outlook (original) 2011 Actual Hedged Oil $103.00 / Bbl (A) $105.00 / Bbl $100.91 / Bbl Hedged Gas $5.30 / Mcfe (A) $4.50 / Mcfe $6.04 / Mcfe 2H 2012 outlook for realized oil and natural gas prices (including hedges) is estimated to be $98.00 / Bbl and $5.00 / Mcfe, respectively. Our unhedged pricing assumptions for oil and natural gas (including NGLs) prices is estimated to be $98.00 / Bbl and $3.50 / Mcfe, respectively.

* Summary of July 2012 – Dec 2013 Hedging Positions * *As of July 20, 2012

* 2012 Outlook Contracting Services Strong backlog for the Q4000, Well Enhancer and Seawell through 2013 Q4000 building backlog into 2014 Intrepid is now cold stacked, thus foregoing its scheduled regulatory dry dock in 2012 Express working in the North Sea in Q3, returns to the Gulf of Mexico end of Q3 for contracted backlog Caesar accommodations project offshore Mexico extended through July 2013 Anticipate strong growth in global oilfield and renewable energy robotics markets Continue to add ROV systems to support commercial growth in our Robotics business in 2012 Well Enhancer scheduled for regulatory dry dock in Q3, approximately $4 million impact on gross profit

* 2012 Outlook Oil and Gas Forecasted 2012 overall production of approximately 7.0 MMboe, including Danny II (Bushwood field) expected to commence in Q4 (oil / liquids) Previously drilled Nancy gas well (Bushwood field) now completed and expected to commence production in Q4 Wang (Phoenix field) expected to commence drilling in Q4 Rig and drilling permit secured If successful, production forecasted for Q1 2013 Approximately 90% of 2012 revenues from oil and NGLs Anticipated 70% of production volume is oil and 70% of total production from deepwater 74% hedged for the year (78% of estimated PDP production) Assumes no significant storm disruptions

* 2012 Outlook - Capex Capital Expenditures Contracting Services (~$435 million) Announced new build semi submersible intervention vessel (approximately $130 million of capex in 2012) Approximately $63 million incurred thru Q2 Acquired the Transocean drillship, Discoverer 534 Drillship to undergo conversion into a well intervention vessel in Singapore Estimated $180 million for vessel, conversion and intervention riser system Expect to initially deploy vessel to Gulf of Mexico in the first half of 2013 Regulatory dry docks for five vessels: 1 on-hold, 3 completed, 1 more remaining (Well Enhancer) Continued incremental investment in Robotics business, with a focus on adding trenching spread capacity Oil and Gas (~$200 million) Two major deepwater well projects planned this year Danny II – exploratory success; Q3 completion and production expected in Q4 Wang – expect Q4 drill, Q4 completion and production in Q1 2013

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